UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2007

Date of reporting period: December 31, 2007


Item 1. Reports to Stockholders.

                                    [GRAPHIC]
















          INVESTMENTS IN GLOBAL ENERGY AND NATURAL RESOURCES

          Petroleum & Resources Corporation - Annual Report 2007

                               2007 AT A GLANCE
--------------------------------------------------------------------------------

THE CORPORATION

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
STOCK DATA (12/31/07)

                         NYSE Symbol.............. PEO
                         Market Price ......... $38.66
                         52-Week Range.. $31.12-$42.43
                         Discount ...............10.1%
                         Shares Outstanding 22,768,250
SUMMARY FINANCIAL INFORMATION

                                                      Year Ended December 31
                                                       2007           2006
       ---------------------------------------------------------------------
       Net asset value per share               $      42.99   $      36.61
       Total net assets                         978,919,829    812,047,239
       Unrealized appreciation                  606,901,290    462,398,019
       Net investment income                     10,070,758      9,844,108
       Total realized gain                       82,692,239     69,700,053
       Total return (based on market value)           28.9%          15.3%
       Total return (based on net asset value)        31.0%          15.7%
       Expense ratio                                  0.54%          0.60%

       ---------------------------------------------------------------------

2007 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2007        $0.07    Long-term capital gain
             March 1, 2007         0.03    Short-term capital gain
             March 1, 2007         0.03    Investment income
             June 1, 2007          0.13    Investment income
             September 1, 2007     0.13    Investment income
             December 27, 2007     3.71    Long-term capital gain
             December 27, 2007     0.01    Short-term capital gain
             December 27, 2007     0.20    Investment income

             -----------------------------------------------------
                                  $4.31

             -----------------------------------------------------

2008 ANNUAL MEETING OF STOCKHOLDERS

Location: The Tremont Grand, Baltimore, Maryland
Date: March 13, 2008
Time: 9:45 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------

                                  (unaudited)


  TEN LARGEST PORTFOLIO HOLDINGS (12/31/07)

                                         Market Value % of Net Assets
          -----------------------------------------------------------
          Exxon Mobil Corp.              $116,644,050      11.9
          Chevron Corp.                    66,730,950       6.8
          Schlumberger Ltd.                55,087,200       5.6
          ConocoPhillips                   49,173,475       5.0
          Noble Corp.                      33,906,000       3.5
          Weatherford International Ltd.   33,858,216       3.5
          Total S.A. ADR                   32,214,000       3.3
          Occidental Petroleum Corp.       30,796,000       3.2
          Valero Energy Corp.              29,762,750       3.0
          Devon Energy Corp.               29,340,300       3.0
                                         ------------      ----
                Total                    $477,512,941      48.8%
                                         ------------      ----


  SECTOR WEIGHTINGS (12/31/07)

             [CHART]

Integrated                   38.7%
Exploration & Production     15.9%
Utilities                    13.3%
Services                     22.6%
Basic Materials & Other       6.4%
Short-Term Investments        3.4%

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------


         Calendar  Market   Cumulative    Cumulative  Total   Total net
           year    value   market value  market value market    asset
           end       of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1993   $10,856     $   520      $   311    $11,687  $12,599
           1994     9,968         983          644     11,595   12,328
           1995    11,152       1,683        1,127     13,962   15,577
           1996    13,723       2,754        1,832     18,309   19,539
           1997    14,410       3,704        2,325     20,439   23,220
           1998    12,094       3,968        2,356     18,418   20,615
           1999    12,734       5,213        2,902     20,849   25,523
           2000    16,175       8,092        4,096     28,363   33,950
           2001    13,895       8,094        3,915     25,904   27,493
           2002    11,360       7,360        3,629     22,349   24,446
           2003    14,060      10,169        4,988     29,217   29,611
           2004    15,269      12,136        6,011     33,416   36,500
           2005    19,154      16,773        8,273     44,200   48,164
           2006    19,817      21,920        9,196     50,933   55,728
           2007    22,897      31,352       11,384     65,633   72,983

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1993-2007. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                              [CHART]

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



We are pleased to report another outstanding year for Petroleum & Resources Corporation. The Fund realized a total return on net assets of 31% for the year, nearly twice that of 2006 and only slightly below the 33% increase in the Dow Jones Oil and Gas Index (DJOGI). The 80% of the portfolio which is comprised of energy stocks (not including utilities) returned over 35% for the year. The utility segment of the portfolio, mostly gas pipelines and distribution companies, also had a strong year, with a 22% return, well ahead of the utility sector of the S&P 500 Index, which returned 19%. Our non-energy holdings (primarily chemicals) returned approximately 15%, well ahead of the broader S&P 500 Index return of 5.5% for the year. Below, we summarize events driving our performance in 2007 and our perspective on energy markets in 2008.

A REVIEW OF 2007
Oil prices fluctuated in a range of $50-$60 per barrel for most of the first quarter as a relatively mild winter kept a lid on heating oil demand in this country and the OPEC production cut of late 2006 stabilized inventory levels. Modest growth in general economic activity here and abroad also served to slow the growth in worldwide demand for crude oil. Late in the quarter, however, a number of factors pushed the price of oil upward. Economic activity picked up. Gasoline demand jumped as the driving season kicked off. The slide of the dollar relative to other currencies picked up speed. OPEC production cuts resulted in declining inventories worldwide, and the U.S. troop surge in Iraq began. In addition, speculative interest in oil futures contracts, already significant, grew larger. The net result was that the oil price rose steadily to $70 a barrel by the end of the second quarter and oil stocks had one of their best quarters ever, with the DJOGI up over 14%. The runup continued through the end of the year, with the price of oil touching $98 a barrel in late December. Stocks did not follow suit, however, as the U.S. economy showed signs of weakening and concerns arose about refining margins and demand both here and overseas.

2007 was not as exciting for natural gas as it was for oil. The mild winter weather mentioned earlier resulted in less gas being taken out of storage than normal and a higher level of storage going into the spring. While demand from gas-fired power plants was good during the warm summer, strong domestic production growth and increased liquefied natural gas (LNG) imports kept prices in the $6-$8 per thousand cubic feet range for most of the year. Natural gas in storage was at record levels going into this winter, but the colder weather has resulted in larger drawdowns than in the prior winter. While plenty of gas remains, the level of demand has pushed prices up since the change in season to $8 per thousand cubic feet and above.

Coal has been in significant oversupply for some period of time, though speculative interests drove the price up when a series of new coal-fired power plant construction projects were announced early in the year. Many of these were subsequently cancelled and prices fell back. Numerous smaller mines have closed due to increased costs of operations and safety mandates, but there is still excess production capacity for thermal coal in the U.S. Even so, steam coal experienced a surge in prices late in the year due to improved international demand. Until some competitive form of clean-coal technology can be developed, the pollution associated with coal burning will constrain demand growth. Producers of metallurgical coal for steelmaking fared somewhat better in 2007 as steel demand was strong and Australian producers of such coal had difficulty exporting their production due to shipping bottlenecks.

The energy sector had a very strong year in 2007, buoyed by rising prices throughout the period. The best-performing group within the DJOGI was the exploration and production group, which was up by 43% for the year. Our holdings, led by Noble Energy and Apache Corp., rose 44% due to their strong production growth and drilling programs. The oil service segment had the second best increase of the year, with that portion of the DJOGI up 41%, partially due to consolidation in the rig companies and other service providers. The Fund's service names were up by 30% as GlobalSantaFe was bought out by Transocean, Weatherford was up 64% and Schlumberger, our largest holding in the service segment, rose 56%.

The difference between the Fund's return and that of the service segment of the DJOGI can largely be attributed to National Oilwell and Smith International, the fourth and eighth largest companies in the group, neither of which were held by the Fund. On the other hand, the performance of the Fund's integrated companies was very strong, with our investments up 28%, led by Hess, up 103%, and Murphy, which was up 67% on the ramp-up of production

[PHOTO]


                               Douglas G. Ober,
                         Chairman, President and Chief
                               Executive Officer

--------------------------------------------------------------------------------

at the Kikeh field off Malaysia. The DJOGI integrated companies, in contrast, were up 26%. The index-beating return came despite our holdings in Royal Dutch Shell and Total, which are not represented in the index and did not perform as well as the rest of the group in 2007. As noted above, our utility holdings, mostly gas distribution companies and pipeline operators, did very well, with a 22% return. Within the DJOGI, the gas pipelines returned 14% and the distribution companies returned 4%, while the broader S&P Utility sector returned 19%.

INVESTMENT RESULTS
Net assets of the Corporation on December 31, 2007 were $978,919,829 or $42.99 per share on 22,768,250 shares outstanding. This compares with $812,047,239 or $36.61 per share on 22,180,867 shares outstanding a year earlier.

Net investment income for 2007 was $10,070,758 compared to $9,844,108 for 2006. These earnings are equivalent to $0.46 and $0.47 per share, respectively, on the average number of shares outstanding throughout each year. Our 0.54% expense ratio (expenses to average net assets) was once again at a low level compared to the industry.

Net realized gains amounted to $82,692,239 during the year, while the unrealized appreciation on investments increased from $462,398,019 at December 31, 2006 to $606,901,290 at year end.

DIVIDENDS AND DISTRIBUTIONS
Total dividends and distributions paid in 2007 were $4.31 per share compared to $3.80 in 2006. The table on page 19 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Corporation's Common Stock. In 2007, the annual rate of distribution was 11.61% compared to 11.26% in 2006. As announced on November 8, 2007, a year-end distribution consisting of investment income of $0.20 per share and capital gains of $3.72 per share was made on December 27, 2007, both realized and taxable in 2007. On January 10, 2008, an additional distribution of $0.13 per share was declared to shareholders of record February 14, 2008, payable
March 1, 2008, representing undistributed net investment income earned in 2007 and an initial distribution from 2008 net investment income, taxable to shareholders in 2008.

OUTLOOK FOR 2008
Though the oil price briefly touched $100 per barrel early in January, it has subsequently retreated to below $90 as crude inventories rose more than anticipated on lower refinery runs. Price volatility is expected to continue to be high as supplies remain tight and demand depends greatly on world economic growth. Any impact on supply, whether from the U.S. urging the Saudis for more oil, unrest in Nigeria, a further decline in the relative value of the dollar, or a host of other geopolitical reasons, will be reflected in the price almost instantly. Estimates of the portion of the price representing non-economic factors, including speculative interests, range from $20 to $40 per barrel. These are unlikely to go away any time soon, so we expect to see a wide price range of $75 to $100 per barrel, with possible spikes up or down beyond that range. This makes it difficult to generate reliable earnings estimates for the oil companies. With an expected range of oil prices greater than the 2007 average of $72.23, however, we expect that the companies will show earnings growth in the 5-7% range. This is likely to be somewhat better than the average growth of companies in the S&P 500 Index. With the current valuations of energy companies at the low end of their ranges, we think the oils can outperform the market again in 2008.

The outlook for natural gas is increasingly a function of the weather, both hot and cold. With demand by industrial users shrinking, power generation and home heating have become the primary users of natural gas. Demand growth over the longer term, however, is likely to be more a function of the better environmental characteristics of the fuel. On the supply side, many of the new wells coming on stream, largely from more complex geologies, have slower depletion rates after the first year of production than older wells, and result in gradually improved supply levels. LNG imports are a modest swing factor, but are still a very small part of the available supply in this country. Our expectation is that the growth in demand over time will be increasingly difficult to satisfy and prices will gradually rise, making the exploration and production companies an attractive area for investment.

A recession in this country of any length or depth, with repercussions overseas, would bring demand down sufficiently to take oil prices lower than the $75 to $100 range and adversely impact earnings. The stocks would then probably not perform as well as the market. Regardless of what happens in the short term, the outlook for the energy

--------------------------------------------------------------------------------

industry over the longer term is good. The world will need oil and natural gas for many years to come, regardless of technical advances and legislation in favor of alternative fuels. Our broad exposure to the many segments of the industry provides stockholders with a stable platform for investment in this complex sector as well as an attractive cash flow.

SHARE REPURCHASE PROGRAM
On December 13, 2007, the Board of Directors authorized the repurchase by management of up to 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater.

From the beginning of 2008 through January 25, 2008, 30,000 shares have been repurchased at a total cost of $1,015,147 and a weighted average discount from net asset value of 11.4%.

                           -------------------------

At its meeting in December, the Board of Directors promoted Robert E. Sullivan to the position of Executive Vice President, effective January 1, 2008. As such, he becomes a member of the Investment Committee and an integral part of the portfolio management team for the Fund. In his three and a half years at the Fund, he has demonstrated strong stock selection skills and a thorough knowledge of the energy industry.

We are pleased to announce that Mr. Kenneth J. Dale was appointed to the Board of Directors of the Corporation, effective January 10, 2008. Mr. Dale is Senior Vice President and Chief Financial Officer of The Associated Press. Prior to joining the AP he was an investment banker for J. P. Morgan & Company, Inc., advising clients on capital structure, equity offerings, debt issuances, and mergers and acquisitions activity. His extensive investment background combined with his global perspective make him a valuable addition to the Board of Directors.

                           -------------------------

This Annual Report, along with the proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 13, 2008, are expected to be mailed on or about February 19, 2008.

By order of the Board of Directors,


             /s/ Douglas G. Ober
             Douglas G. Ober,

             Chairman, President and
             Chief Executive Officer

January 30, 2008

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2007


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $342,181,463)                                                           $948,962,546
  Short-term investments (cost $32,963,306)                                         32,963,306
  Securities lending collateral (cost $37,129,937)                                  37,129,937 $1,019,055,789
-----------------------------------------------------------------------------------------------
Cash                                                                                                  342,762
Dividends receivable                                                                                  627,541
Prepaid expenses and other assets                                                                     565,035
--------------------------------------------------------------------------------------------------------------
      Total Assets                                                                              1,020,591,127
--------------------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                                       632,501
Open written option contracts at value (proceeds $156,682)                                             36,475
Obligations to return securities lending collateral                                                37,129,937
Accrued pension liabilities                                                                         1,996,775
Accrued expenses and other liabilities                                                              1,875,610
--------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                            41,671,298
--------------------------------------------------------------------------------------------------------------
      Net Assets                                                                               $  978,919,829
--------------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $0.001 per share, authorized
  50,000,000 shares; issued and outstanding 22,768,250 shares (includes
  24,724 restricted shares, 3,200 restricted stock units and 2,238 deferred stock
  units) (Note 6)                                                                              $       22,768
Additional capital surplus                                                                        372,785,978
Accumulated other comprehensive income (Note 5)                                                    (2,056,892)
Undistributed net realized gain on investments                                                      1,266,685
Unrealized appreciation on investments                                                            606,901,290
--------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                    $  978,919,829
--------------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                        $42.99
--------------------------------------------------------------------------------------------------------------

* See schedule of investments on pages 14 through 16.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Year Ended December 31, 2007

Investment Income
  Income:
    Dividends                                                      $ 12,001,948
    Interest and other income                                         2,977,967
--------------------------------------------------------------------------------
      Total income                                                   14,979,915
--------------------------------------------------------------------------------
  Expenses:
    Investment research                                               2,239,077
    Administration and operations                                     1,259,685
    Directors' fees                                                     348,787
    Reports and stockholder communications                              249,870
    Transfer agent, registrar and custodian expenses                    145,497
    Auditing and accounting services                                    129,340
    Legal services                                                       37,592
    Occupancy and other office expenses                                 222,444
    Travel, telephone and postage                                        80,892
    Other                                                               195,973
--------------------------------------------------------------------------------
      Total expenses                                                  4,909,157
--------------------------------------------------------------------------------
      Net Investment Income                                          10,070,758
--------------------------------------------------------------------------------
Other Comprehensive Income (Note 5)                                     (89,917)
--------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         82,692,239
  Change in unrealized appreciation on investments                  144,503,271
--------------------------------------------------------------------------------
      Net Gain on Investments                                       227,195,510
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $237,176,351
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   For the Year Ended
                                                               --------------------------
                                                               Dec. 31, 2007 Dec. 31, 2006
------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $ 10,070,758  $  9,844,108
  Net realized gain on investments                               82,692,239    69,700,053
  Change in unrealized appreciation on investments              144,503,271    33,586,674
  Change in accumulated other comprehensive income (Note 5)         (89,917)   (1,966,975)
------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            237,176,351   111,163,860
------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                         (10,678,823)   (9,928,393)
  Net realized gain from investment transactions                (82,870,511)  (69,654,826)
------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (93,549,334)  (79,583,219)
------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions             41,992,828    46,212,047
  Cost of shares purchased (Note 4)                             (19,224,514)  (28,033,719)
  Deferred compensation (Notes 4, 6)                                477,259       374,618
------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions       23,245,573    18,552,946
------------------------------------------------------------------------------------------
      Total Increase in Net Assets                              166,872,590    50,133,587

Net Assets:
  Beginning of year                                             812,047,239   761,913,652
------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $0 in 2007 and 2006)                             $978,919,829  $812,047,239
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2007 was $412,244,883, and net unrealized appreciation aggregated $606,810,906, of which the related gross unrealized appreciation and depreciation were $609,881,682 and $3,070,776, respectively. As of December 31, 2007, the tax basis of distributable earnings was $1,506,701 of undistributed ordinary income and $1,110,098 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2007 were classified as ordinary income of $11,559,594 and capital gain of $81,989,740. In comparison, distributions paid by the Corporation during the year ended December 31, 2006 were classified as ordinary income of $17,053,276 and capital gain of $62,529,943. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

Effective June 29, 2007, the Corporation adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Corporation's net assets or results of operations.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2007 were $63,058,310 and $120,120,407, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2007 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2007 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2006      1,125   $ 242,584      750   $  85,950
        Options written         4,065     499,130    4,555     499,710
        Options terminated in
         closing purchase
         transactions            (600)   (136,315)    (100)    (14,345)
        Options expired        (2,265)   (299,341)  (4,230)   (469,544)
        Options exercised      (1,600)   (218,680)    (325)    (32,467)
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2007        725   $  87,378      650   $  69,304
        ---------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Corporation issued 1,369,675 shares of its Common Stock at a price of $33.73 per share (the average market price on December 11, 2006) to stockholders of record November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 376 shares were issued at a weighted average price of $33.76 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

--------------------------------------------------------------------------------


On December 27, 2007, the Corporation issued 1,109,759 shares of its Common Stock at a price of $37.825 per share (the average market price on December 11, 2007) to stockholders of record November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 446 shares were issued at a weighted average price of $36.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2007 and 2006 were as follows:

                                  Shares                   Amount
                           --------------------  --------------------------
                              2007       2006        2007          2006
                           ---------  ---------  ------------  ------------
    Shares issued in
     payment
     of distributions      1,110,205  1,370,051  $ 41,992,828  $ 46,212,047
    Shares purchased
     (at an average
     discount from net
     asset value of 9.9%
     and 10.1%,
     respectively)          (538,375)  (827,959)  (19,224,514)  (28,033,719)
    Net activity under the
     2005 Equity Incentive
     Compensation Plan        15,553     17,703       477,259       374,618
    ------------------------------------------------------------------------
    Net change               587,383    559,795  $ 23,245,573  $ 18,552,946
    ------------------------------------------------------------------------

5. RETIREMENT PLANS

The Corporation's non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation uses a December 31 measurement date for its plans.

                                                   2007        2006
                                                ----------  ----------
        Change in benefit obligation
        Benefit obligation at beginning of year $6,290,842  $4,947,252
        Service cost                               348,352     334,876
        Interest cost                              374,693     327,991
        Actuarial loss                              86,279     745,184
        Benefits paid                              (64,461)    (64,461)
        ---------------------------------------------------------------
        Benefit obligation at end of year       $7,035,705  $6,290,842
        ---------------------------------------------------------------

                                                       2007         2006
                                                   -----------  -----------
    Change in plan assets
    Fair value of plan assets at beginning of year $ 4,673,247  $ 3,963,078
    Actual return on plan assets                        98,936      343,422
    Employer contribution                              331,208      431,208
    Benefits paid                                      (64,461)     (64,461)
    ------------------------------------------------------------------------
    Fair value of plan assets at end of year       $ 5,038,930  $ 4,673,247
    ------------------------------------------------------------------------
    Funded status                                  $(1,996,775) $(1,617,595)
    ------------------------------------------------------------------------

Items not yet recognized as a component of net periodic pension cost:

                                                      2007       2006
                                                   ---------- ----------
        Prior service cost                         $   76,955 $  114,672
        Net (gain)/loss                             1,979,937  1,852,303
        ----------------------------------------------------------------
        Total recognized as a charge to net assets $2,056,892 $1,966,975
        ----------------------------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $5,642,374 and $4,722,250 at December 31, 2007 and 2006, respectively.

                                                    2007       2006
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 348,352  $ 334,876
         Interest cost                             374,693    327,991
         Expected return on plan assets           (368,752)  (312,198)
         Amortization of prior service cost         37,717     37,717
         Amortization of net loss                  226,165    225,362
         -------------------------------------------------------------
         Net periodic pension cost               $ 618,175  $ 613,748
         -------------------------------------------------------------

In 2008, the Corporation estimates that $35,904 of prior service cost and $232,159 of net losses, for a total of $268,063, will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations are:

                                                 2007  2006
                                                 ----  ----
                   Discount rate                 6.00% 5.75%
                   Rate of compensation increase 7.00% 7.00%


The assumptions used to determine net periodic pension cost are:

                                                       2007  2006
                                                       ----  ----
              Discount rate                            5.75% 5.75%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2007 and 2006, by asset category, are as follows:

                                                       2007 2006
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds  42%  66%
               Fixed Income Mutual Funds                58%  28%
               Cash                                     --    6%

--------------------------------------------------------------------------------


Equity securities include common stock of The Adams Express Company, the Corporation's non-controlled affiliate, in the amount of $241,170 (5% of total plan assets) and $236,906 (5% of total plan assets) at December 31, 2007 and 2006, respectively.

The primary objective of the Corporation's pension plan is to provide capital appreciation, current income, and preservation of capital through a diversified portfolio of stocks and fixed income securities.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation contributed $331,208 to the plans in 2007 and anticipates contributions of approximately $230,000 in 2008.

The following benefit payments, which reflect expected future service, are expected to be paid:

                                        Pension Benefits
                                        ----------------
                        2008               $  333,637
                        2009                  331,439
                        2010                  376,156
                        2011                  370,074
                        2012                  363,238
                        Years 2013-2017     2,303,025

The Corporation also sponsors a defined contribution plan that covers substantially all employees. The Corporation expensed contributions to this plan of $105,301 and $97,787 for the years ended December 31, 2007 and December 31, 2006, respectively. The Corporation does not provide postretirement medical benefits.

6. EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2007, and changes during the period then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2006  83,914   $16.19       4.46
        Exercised                        (34,233)   15.91
        Cancelled                           --       --
        ----------------------------------------------------------------
        Outstanding at December 31, 2007  49,681   $11.53       3.68
        ----------------------------------------------------------------
        Exercisable at December 31, 2007  10,991   $ 9.88       1.65
        ----------------------------------------------------------------

The options outstanding as of December 31, 2007 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $5.00-$7.74                         3,975     $ 5.89      1.00
       $7.75-$10.49                       17,707       9.23      3.43
       $10.50-$13.24                      10,372      12.40      4.00
       $13.25-$16.00                      17,627      14.61      4.33
       ------------------------------------------------------------------
       Outstanding at December 31, 2007   49,681     $11.53      3.68
       ------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2007 was $655,474.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at December 31, 2007 is 830,520 shares.

--------------------------------------------------------------------------------


A summary of the status of the Corporation's awards granted under the 2005 Plan as of December 31, 2007, and changes during the period then ended is presented below:

                                                       Weighted Average
                                               Shares/ Grant-Date Fair
        Awards                                  Units       Value
        ------                                 ------- ----------------
        Balance at December 31, 2006           21,398       $33.16
        Granted:
          Restricted stock                     10,983        31.34
          Restricted stock units                3,200        34.70
          Deferred stock units                    949        36.47
        Vested                                 (5,542)       31.78
        Forfeited                                (826)       34.32
        ---------------------------------------------------------------
        Balance at December 31, 2007 (includes
         23,182 performance-based awards and
         6,980 nonperformance-based awards)    30,162       $32.99
        ---------------------------------------------------------------

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2007 were $288,123. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2007 were $114,537. As of December 31, 2007, there were total unrecognized compensation costs of $411,802, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.48 years. The total fair value of shares vested during the years ended December 31, 2007 and 2006 was $194,677 and $196,956.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2007 to officers and directors amounted to $2,520,806, of which $284,491 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2007, the Corporation had securities on loan of $35,852,590, and held collateral of $37,129,937, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB released Statement of Financial Accounting Standard No. 157, Fair Value Measurement ("FAS 157"), which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. Application of the standard is not expected to materially impact the Corporation's financial statements.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended December 31
                                                       ---------------------------------------------
                                                         2007     2006     2005     2004      2003
----------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                     $36.61   $35.24   $28.16   $24.06    $20.98
----------------------------------------------------------------------------------------------------
    Net investment income                                  0.46     0.47    0.53*     0.41      0.38
    Net realized gains and increase (decrease)
      in unrealized appreciation                          10.37     4.91     8.29     5.05      3.89
    Change in accumulated
      other comprehensive income                           0.00   (0.09)    --       --        --
----------------------------------------------------------------------------------------------------
  Total from investment operations                        10.83     5.29     8.82     5.46      4.27
----------------------------------------------------------------------------------------------------

  Less distributions
    Dividends from net investment income                 (0.49)   (0.47)   (0.56)   (0.44)    (0.38)
    Distributions from net realized gains                (3.82)   (3.33)   (1.22)   (0.88)    (0.81)
----------------------------------------------------------------------------------------------------
  Total distributions                                    (4.31)   (3.80)   (1.78)   (1.32)    (1.19)
----------------------------------------------------------------------------------------------------
    Capital share repurchases                              0.10     0.15     0.10     0.01      0.02
    Reinvestment of distributions                        (0.24)   (0.27)   (0.06)   (0.05)    (0.02)
----------------------------------------------------------------------------------------------------
  Total capital share transactions                       (0.14)   (0.12)     0.04   (0.04)      0.00
----------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $42.99   $36.61   $35.24   $28.16    $24.06
----------------------------------------------------------------------------------------------------
  Per share market price, end of year                    $38.66   $33.46   $32.34   $25.78    $23.74
----------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                   28.9%    15.3%    32.3%    14.4%     30.8%
  Based on net asset value                                31.0%    15.7%    32.0%    23.3%     21.2%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $978,920 $812,047 $761,914 $618,887  $522,941
  Ratio of expenses to average net assets                 0.54%    0.60%    0.59%    0.56%     0.74%
  Ratio of net investment income to average net assets    1.12%    1.22%    1.61%    1.58%     1.75%
  Portfolio turnover                                      7.36%    9.95%   10.15%   13.44%    10.20%
  Number of shares outstanding at end of year
    (in 000's)                                           22,768   22,181   21,621   21,980    21,737
----------------------------------------------------------------------------------------------------

* In 2005 the Fund received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2007


                                                   Shares    Value (A)
       -----------------------------------------------------------------
       Stocks and Convertible Securities -- 96.9%
         Energy -- 90.5%
           Integrated -- 38.7%
             Chevron Corp........................   715,000 $ 66,730,950
             ConocoPhillips......................   556,891   49,173,475
             Exxon Mobil Corp.................... 1,245,000  116,644,050
             Hess Corp. (B)......................   195,000   19,667,700
             Marathon Oil Co.....................   240,000   14,606,400
             Murphy Oil Corp.....................   216,500   18,367,860
             Royal Dutch Shell plc ADR...........   265,000   22,313,000
             Suncor Energy (B)...................    90,000    9,785,700
             Total S.A. ADR......................   390,000   32,214,000
             Valero Energy Corp..................   425,000   29,762,750
                                                            ------------
                                                             379,265,885
                                                            ------------
           Exploration & Production -- 15.9%
             Apache Corp.........................   200,000   21,508,000
             Devon Energy Corp...................   330,000   29,340,300
             EOG Resources, Inc..................   230,000   20,527,500
             Forest Oil Corp. (C)................    37,000    1,881,080
             Noble Energy, Inc...................   340,000   27,036,800
             Occidental Petroleum Corp...........   400,000   30,796,000
             XTO Energy Inc......................   487,500   25,038,000
                                                            ------------
                                                             156,127,680
                                                            ------------
           Utilities -- 13.3%
             AGL Resources Inc...................   170,000    6,398,800
             Duke Energy Corp....................   217,624    4,389,476
             Energen Corp........................   400,000   25,692,000
             Equitable Resources, Inc............   450,000   23,976,000
             MDU Resources Group, Inc. (B).......   375,000   10,353,750
             National Fuel Gas Co................   200,000    9,336,000
             New Jersey Resources Corp...........   200,000   10,004,000
             Northeast Utilities.................   111,000    3,475,410
             Questar Corp........................   320,000   17,312,000
             Spectra Energy Corp.................   108,812    2,809,526
             Williams Companies, Inc.............   450,000   16,101,000
                                                            ------------
                                                             129,847,962
                                                            ------------

--------------------------------------------------------------------------------

                               December 31, 2007


                                                      Shares    Value (A)
     ----------------------------------------------------------------------
         Services -- 22.6%
           Baker Hughes Inc.........................   205,000 $ 16,625,500
           BJ Services Co...........................   202,600    4,915,076
           ENSCO International, Inc.................   209,150   12,469,523
           Grant Prideco Inc. (C)...................   308,000   17,097,080
           Hercules Offshore, Inc. (B)(C)...........   542,320   12,896,370
           Nabors Industries Ltd. (C)...............   520,000   14,242,800
           Noble Corp...............................   600,000   33,906,000
           Schlumberger Ltd.........................   560,000   55,087,200
           Transocean Inc. (C)......................   137,953   19,747,972
           Weatherford International Ltd. (C).......   493,560   33,858,216
                                                               ------------
                                                                220,845,737
                                                               ------------
       Basic Industries -- 6.4%
         Basic Materials & Other -- 6.4%
           Air Products and Chemicals, Inc..........   115,000   11,342,450
           Aqua America, Inc. (B)...................   281,000    5,957,200
           duPont (E.I.) de Nemours and Co..........   157,500    6,944,175
           General Electric Co......................   328,000   12,158,960
           International Coal Group, Inc. (B)(C).... 1,644,076    8,812,247
           Lubrizol Corp............................   135,000    7,311,600
           Rohm & Haas Co...........................   195,000   10,348,650
                                                               ------------
                                                                 62,875,282
                                                               ------------
     Total Stocks and Convertible Securities
       (Cost $342,181,463) (D)......................           $948,962,546
                                                               ------------

--------------------------------------------------------------------------------

                               December 31, 2007


                                                                                       Prin. Amt.     Value (A)
------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 3.4%
  U.S. Government Obligations -- 1.0%
    U.S. Treasury Bills, 3.40%, due 2/14/08........................................... $10,000,000 $    9,957,983
                                                                                                   --------------
  Time Deposit -- 0.0%
    Bank of America Corp., 2.53%, due 1/2/08..........................................                    294,141
                                                                                                   --------------
  Commercial Paper -- 2.3%
    American Express Credit Corp., 4.28%, due 1/22/08.................................   5,000,000      4,987,516
    General Electric Capital Corp., 4.00-4.25%, due 1/3/08-1/15/08....................   3,800,000      3,796,603
    Prudential Funding, LLC, 4.20%, due 1/3/08........................................   5,100,000      5,098,810
    United Parcel Service of America, Inc., 4.19-4.20%, due
      1/17/08-1/29/08.................................................................   8,850,000      8,828,253
                                                                                                   --------------
                                                                                                       22,711,182
                                                                                                   --------------

Total Short-Term Investments
  (Cost $32,963,306)..................................................................                 32,963,306
                                                                                                   --------------
Total Securities Lending Collateral -- 3.8%
  (Cost $37,129,937)
    Brown Brothers Investment Trust, 5.19%, due 1/2/08................................                 37,129,937
                                                                                                   --------------

Total Investments -- 104.1%
  (Cost $412,274,706).................................................................              1,019,055,789
    Cash, receivables, prepaid expenses and other assets, less liabilities -- (4.1)%..                (40,135,960)
                                                                                                   --------------
Net Assets -- 100%....................................................................             $  978,919,829

--------------------------------------------------------------------------------
Notes:
(A) See Note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2007 covering open call option contracts written was $5,655,900. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $4,033,800.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2007

 Contracts                                           Contract
(100 shares                                  Strike Expiration Appreciation/
   each)                Security             Price     Date    (Depreciation)
-----------------------------------------------------------------------------

                                COVERED CALLS
    100     Air Products and Chemicals, Inc. $  110   Jan 08      $  7,200
    200     ConocoPhillips..................  100     Jan 08        26,721
    125     Lubrizol Corp...................   75     Mar 08        11,632
    100     Marathon Oil Co.................   70     Jan 08        10,200
    100     Rohm & Haas Co..................   60     Apr 08         2,700
    100     Suncor Energy...................  135     Mar 08         2,200
    ---                                                           --------
    725                                                             60,653
    ---                                                           --------

                             COLLATERALIZED PUTS
    100     Apache Corp.....................   85     Jan 08        12,310
    150     Apache Corp.....................   70     Apr 08        11,655
    100     Hess Corp....................... 58.38    Jan 08         9,400
    100     Occidental Petroleum Corp.......   60     Jan 08         8,700
    100     Occidental Petroleum Corp.......   55     Feb 08        10,200
    100     Southwestern Energy Co..........   40     Mar 08         7,289
    ---                                                           --------
    650                                                             59,554
    ---                                                           --------
                                                                  $120,207
-----------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the "Corporation") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opin ion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 13, 2008

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2007
                                  (unaudited)

                                                    Shares
                                  ------------------------------------------
                                                                   Held
                                    Additions     Reductions   Dec. 31, 2007
   -------------------------------------------------------------------------
   Apache Corp...................    41,800                        200,000
   International Coal Group, Inc. 1,644,076                      1,644,076
   Lubrizol Corp.................    10,000                        135,000
   Northeast Utilities...........    11,000                        111,000
   Transocean Inc................   137,953/(1)/                   137,953
   XTO Energy Inc................    97,500/(2)/                   487,500
   BJ Services Co................                  37,400          202,600
   Bronco Drilling Co., Inc......                 240,000           --
   General Electric Co...........                  42,000          328,000
   GlobalSantaFe Corp............                 290,000/(1)/      --
   Newfield Exploration Co.......                 175,000           --
   Rohm & Haas Co................                   5,000          195,000
   SEMCO Energy, Inc.............                 670,300/(3)/      --

--------
/(1)/ Received $22.46 and .4757 share for each share of GlobalSantaFe Corp.
      surrendered.
/(2)/ By stock split.
/(3)/ Tendered for $8.15 per share.

                               -----------------

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                    Dividends  Distributions     Total
                                             Market    From      From Net      Dividends
                                  Net Asset  Value  Investment   Realized         and       Annual Rate
          Value of      Shares      Value     Per     Income       Gains     Distributions       of
Dec. 31  Net Assets  Outstanding* Per Share* Share* Per Share*  Per Share*    Per Share*   Distribution**
---------------------------------------------------------------------------------------------------------
 1993   $355,836,592  18,010,007    $19.76   $18.33    $.55        $ .87         $1.42          7.55%
 1994    332,279,398  18,570,450     17.89    16.83     .61          .79          1.40          7.40
 1995    401,404,971  19,109,075     21.01    18.83     .58          .81          1.39          7.57
 1996    484,588,990  19,598,729     24.73    23.17     .55          .88          1.43          6.84
 1997    556,452,549  20,134,181     27.64    24.33     .51         1.04          1.55          6.37
 1998    474,821,118  20,762,063     22.87    20.42     .52         1.01          1.53          6.48
 1999    565,075,001  21,471,270     26.32    21.50     .48         1.07          1.55          7.00
 2000    688,172,867  21,053,644     32.69    27.31     .39         1.35          1.74          6.99
 2001    526,491,798  21,147,563     24.90    23.46     .43         1.07          1.50          5.61
 2002    451,275,463  21,510,067     20.98    19.18     .43          .68          1.11          5.11
 2003    522,941,279  21,736,777     24.06    23.74     .38          .81          1.19          5.84
 2004    618,887,401  21,979,676     28.16    25.78     .44          .88          1.32          5.40
 2005    761,913,652  21,621,072     35.24    32.34     .56         1.22          1.78          5.90
 2006    812,047,239  22,180,867     36.61    33.46     .47         3.33          3.80         11.26
 2007    978,919,829  22,768,250     42.99    38.66     .49         3.82          4.31         11.61

--------
* Adjusted for 3-for-2 stock split effected in October 2000.
** The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation's Common Stock.

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the heading "Financial Reports".

ANNUAL CERTIFICATION

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                     STOCKHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 22).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers.

Petroleum's daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 22.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

              Initial Enrollment and
               Optional Cash Investments
              Service Fee                    $2.50 per investment
              Brokerage Commission                $0.05 per share

              Reinvestment of Dividends*
              Service Fee                   2% of amount invested
                                (maximum of $2.50 per investment)
              Brokerage Commission                $0.05 per share

              Sale of Shares
              Service Fee                                  $10.00
              Brokerage Commission                $0.05 per share

              Deposit of Certificates for
               safekeeping (waived if sold)                 $7.50
              Book to Book Transfers                     Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                          Position  Term   Length                                 Complex
Personal                  Held with of     of Time Principal Occupations          Overseen    Other
Information               the Fund  Office Served  During the Last 5 Years        by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and       Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Economics, formerly, Vice                  Express Company and Credit
 Suite 1140                                        Dean of Academic Affairs of                Suisse Asset Management
 Baltimore, MD 21202                               the Graduate School of                     Funds (28 funds) (investment
 Age 66                                            Business, Columbia University.             companies), and Epoch
                                                                                              Holdings Corporation (asset
                                                                                              management).
--------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of             Two         Director of The Adams
 7 St. Paul Street,                  Year   2003   International Trade Solutions,             Express Company
 Suite 1140                                        Inc. (consultants). Formerly,              (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,             Warner Inc. (industrial),
 Age 64                                            Columbia, South Carolina, and              Mohawk Industries, Inc.
                                                   Vice President of Warnaco Inc.             (carpets and flooring).
                                                   (apparel).
--------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Retired Executive Vice         Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   President of NYNEX Corp.                   Express Company
 Suite 1140                                        (communications), retired                  (investment company).
 Baltimore, MD 21202                               Chairman of the Board of both
 Age 83                                            NYNEX Information
                                                   Resources Co. and NYNEX
                                                   Mobile Communications Co.
                                                   Previously Executive Vice
                                                   President and Director of New
                                                   York Telephone Company.
--------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich    Director   One    Since  Private Investor. Formerly,    Two         Director of The Adams
 7 St. Paul Street,                  Year   2006   Managing Director and head of              Express Company
 Suite 1140                                        Mergers and Acquisitions                   (investment company).
 Baltimore, MD 21202                               Research and the Financial
 Age 55                                            Advisory Department with J.P.
                                                   Morgan.
--------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale            Director   One    Since  President & CEO of GF          Two         Director of The Adams
 7 St. Paul Street,                  Year   2005   Energy, LLC (consultants to                Express Company
 Suite 1140                                        electric power companies).                 (investment company), Ormat
 Baltimore, MD 21202                               Formerly, member of                        Technologies, Inc.
 Age 61                                            management group, PA                       (geothermal and renewable
                                                   Consulting Group (energy                   energy), and U.S. Energy
                                                   consultants).                              Association.
--------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor. Formerly,   Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Chairman of the Board and                  Express Company,
 Suite 1140                                        CEO of Greiner Engineering                 Cornerstone Funds, Inc.
 Baltimore, MD 21202                               Inc. (formerly Systems                     (3 funds) (investment
 Age 89                                            Planning Corp.) (consultants).             companies), and Photonics
                                                   Formerly, Treasurer and Chief              Product Group (crystals).
                                                   Investment Officer of the Ford
                                                   Foundation (charitable
                                                   foundation).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                        Position  Term   Length                                   Complex
Personal                Held with of     of Time  Principal Occupations           Overseen    Other
Information             the Fund  Office Served   During the Last 5 Years         by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T. McGahran,  Director   One   Since    Principal & Director of Pelham      Two     Director of The Adams
 Ph.D., J.D., C.P.A                Year  2003     Associates, Inc. (executive                 Express Company
 7 St. Paul Street,                               education), Adjunct Associate               (investment company).
 Suite 1140                                       Professor, Columbia Executive
 Baltimore, MD 21202                              Education, Graduate School of
 Age 57                                           Business, Columbia University.
                                                  Formerly, Associate Dean and
                                                  Director of Executive
                                                  Education, and Associate
                                                  Professor, Columbia
                                                  University.
--------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.   Director   One   Since    President, Williston Consulting     Two     Director of The Adams
 7 St. Paul Street,                Year  2005     LLC (consultants to                         Express Company
 Suite 1140                                       pharmaceutical and                          (investment company),
 Baltimore, MD 21202                              biotechnology industries), and              LaJolla Pharmaceutical
 Age 61                                           Chief Operating Officer and                 Company, and Depomed, Inc.
                                                  Director of Algenol Biofuels                (specialty pharmaceuticals).
                                                  Inc. (ethanol manufacturing).
                                                  Formerly, Chairman, President
                                                  & CEO of Guilford
                                                  Pharmaceuticals
                                                  (pharmaceuticals and
                                                  biotechnology).
--------------------------------------------------------------------------------------------------------------------------

Interested Director
 Douglas G. Ober        Director,  One   Director Chairman & CEO of the               Two     Director of The Adams
 7 St. Paul Street,     Chairman,  Year  since    Corporation and The Adams                   Express Company
 Suite 1140             President        1989;    Express Company.                            (investment company).
 Baltimore, MD 21202    and CEO          Chairman
 Age 61                                  of the
                                         Board
                                         since
                                         1991
--------------------------------------------------------------------------------------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/1,4,5/    Thomas H. Lenagh/2,3/

             Phyllis O. Bonanno/1,4,5/  Kathleen T. McGahran/2,4/

             Daniel E. Emerson/1,3,5/   Douglas G. Ober/1/

             Frederic A. Escherich/2,3/ Craig R. Smith/2,4/

             Roger W. Gale/1,3,5/


                       --------
                       /1. /Member of Executive Committee
                      /2./ Member of Audit Committee
                      /3./ Member of Compensation Committee
                      /4./ Member of Retirement Benefits Committee
                      /5./ Member of Nominating and Governance Committee


                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Robert E. Sullivan         Executive Vice President

             Joseph M. Truta            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Nancy J.F. Prue            Vice President

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                              [GRAPHIC]

                                  PETROLEUM & RESOURCES CORPORATION

                                       SEVEN ST.PAUL STREET

                                            SUITE 1140

                                        BALTIMORE,MD 21202

                                   (410)752-5900 or (800)638-2479

                                           www.peteres.com




Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to Registrant's principal executive officer and principal financial officer. The code of ethics is available on Registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any its provisions been granted.

Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of Registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the Registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Corporation's annual and semi-annual financial statements for 2007 and 2006 were $65,825 and $64,160, respectively.

     (b) Audit Related Fees. There were no audit-related fees in 2007 and 2006.

     (c) Tax Fees. The aggregate fees to Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of Registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2007 and 2006 were $10,200 and $9,523, respectively.

      (d) All Other Fees. The aggregate fees to Registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2007 and 2006 were $3,534 and $6,156, respectively, which related to the review of the Corporation's procedures for calculating the amounts to be paid or granted to the Corporation's officers in accordance with the Corporation's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the Corporation's calculations related to those plans, and preparation of a report to the Corporation's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2007, all services to be performed for Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2007 were pre-approved by the committee.

(2) Not applicable.

     (f)  Not applicable.

     (g) The aggregate fees by PricewaterhouseCoopers LLP for non-audit professional services rendered to Registrant for 2007 and 2006 were $13,734 and $15,679, respectively.

     (h) The Registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrant's.

       (a) The Registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, Chair, Daniel E. Emerson, Frederic A. Escherich, and Craig R. Smith.


  (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

     (a) (1) Douglas G. Ober, Chairman, Chief Executive Officer, and President, and Joseph M. Truta, Executive Vice President, comprised the 2 person portfolio management team for the Registrant in 2007. Robert E. Sullivan, Executive Vice President, was added to the portfolio management team effective January 1, 2008.
     Mr.  Ober  and  Mr.  Truta  have  served  as  portfolio
     managers for the Registrant since 1991. This information is as of February 19, 2008. Mr. Ober is the lead member of the portfolio management team. Mr. Ober, Mr. Truta and Mr. Sullivan receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprise the portfolio management team for Registrant's non-controlled affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $1,378,479,527 as of December 31, 2007. Mr. Ober is
     Chairman and Chief Executive Officer of Adams and Mr. Truta is President. This information is as of February 19, 2008. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with these portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

     (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre-tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance of the fund relative to that of the Dow Jones Oil and Gas Index (DJOGI) and the S&P 500 Index, with 80% based upon the relative performance of the fund compared to the DJOGI and 20% based on the relative performance compared to the S&P 500. Each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in January 2006, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation
     Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 11, 2007, and January 12, 2006, each of which will vest at the end of three years thereafter, but only upon the achievement of specified performance criteria. For the 2007 grants, the target number of restricted shares will vest on January 11, 2010, if, on January 1, 2010, the Corporation's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a hypothetical portfolio comprised of a 80/20 blend of the Dow Jones Oil & Gas Index and the S&P 500 Index ("Hypothetical Portfolio"), with a lesser percentage or no shares being earned if the Corporation's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. In addition, if, on January 1, 2010, the Corporation's three year total NAV return exceeds that of the Hypothetical Portfolio, an additional number of shares will be earned and vest, depending on the level of outperformance. For the 2006 grants, the target number of restricted shares will vest at the end of three years, with certain percentages of shares being deemed to have been earned based on achieving performance goals over specified intervening time periods. Only 52.1% of the first-one sixth of the target number of shares was earned on January 1, 2007, because the Corporation's one year total NAV return trailed that of the Hypothetical Portfolio on that date. The next one-third of the target number of shares were earned on January 1, 2008, because the Corporation's two year total NAV return exceeded that of the Hypothetical Portfolio on that date. The remaining 50% of the target number of shares will be deemed to have been earned if, on January 1, 2009, the Corporation's three year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the
     Corporation's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance. In addition, as with the 2007 grants, additional shares will be earned and vest if the Corporation's three year total NAV exceeds that of the Hypothetical Portfolio, depending on the level of outperformance on that date. Dividends and capital gains paid on the Corporation's shares of Common Stock ("dividends") will be paid on all of the target number of shares of restricted stock, when such dividends are paid on the Common Stock, except that no dividends or capital gains will be paid on any shares that are forfeited due to the failure to achieve the performance criteria described above. The basis for the cash incentive and equity incentive compensation determinations for Adams is the same as for Petroleum, except that the portion of the cash incentive based upon fund performance uses the S&P 500 Index as the benchmark, over a one and three year period, and the benchmark used to measure fund performance for equity incentive compensation is a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large Cap Core Mutual Fund Average. All of the above information is as of December 31, 2007, except as noted.

     (4)  Using  a valuation date of December 31, 2007,  Mr.
     Ober beneficially owns equity securities in Registrant of over $1,000,000. Mr. Truta beneficially owns equity securities in Registrant of over $1,000,000.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2007    51,425    $ 31.64      51,425       921,230
Feb. 2007    58,500    $ 33.03      58,500       862,730
Mar. 2007   145,052    $ 33.50     145,052       717,678
Apr. 2007    37,970    $ 35.52      37,970       679,708
May 2007          0    $     0           0       679,708
June 2007    26,100    $ 39.06      26,100       653,608
Jul. 2007    39,797    $ 39.42      39,797       613,811
Aug. 2007    92,459    $ 37.24      92,459       521,352
Sep. 2007    17,712    $ 39.55      17,712       503,640
Oct. 2007    35,260    $ 41.11      35,260       468,380
Nov. 2007         0    $     0           0       468,380
Dec. 2007    34,100    $ 37.44      34,100     1,050,520
--------   ---------  ---------   ---------    ---------
Total       538,375(1) $ 35.71     538,375(2)  1,050,520(2)

(1)    There  were no shares purchased other than through a
publicly announced plan or program.
(2.a)   The Plan was reapproved on December 13, 2007.
(2.b)    The  share  amount  approved  in  2007  was 5%  of
outstanding shares, or approximately 1,084,620 shares.
(2.c) Unless reapproved, the  Plan will  expire on or about
December 11, 2008.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors made or implemented after the Registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 28, 2008, an evaluation was performed under the supervision and with the participation of the officers of Registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of February 28, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See Registrant's response to Item 2, above.

(2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 28, 2008


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 28, 2008